TIFF Investment Program (“TIP”)

Supplement dated June 16, 2021

to the TIP Prospectus dated April 30, 2021,
the TIFF Short-Term Fund Summary Prospectus Dated April 30, 2021
and the TIP Statement of Additional Information Dated April 30, 2021,
each as supplemented April 30, 2021

This supplement provides new and additional information to the TIP prospectus dated April 30, 2021, the TIFF Short-Term Fund Summary Prospectus dated April 30, 2021 (collectively, the “Prospectus”) and the TIP statement of additional information dated April 30, 2021 (the “SAI”), each as supplemented April 30, 2021.

The TIFF Short-Term Fund (the “Fund”) was liquidated on June 15, 2021 pursuant to a Plan of Liquidation and Dissolution for the Fund approved by TIP’s Board of Trustees. All references to the Fund are hereby removed from the Prospectus and the SAI.

If you have any questions, please contact Members Services at 1-610-684-8200.

Please keep this supplement for future reference.